SCHEDULE 14A
                     Information Required in Proxy Statement


                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]       Preliminary Proxy Statement
[_]       Confidential,  for Use of  Commission  Only (as  permitted  by Rule
          14a-6(e)(2))
[_]       Definitive Proxy Statement
[_]       Definitive Additional Materials
[_]       Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or Section
          240.14a-12


                               TELEPAD CORPORATION
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


           ----------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement if
                           other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]       $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)
          or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1) Title of each class of securities to which transaction applies:

                    ------------------------------------------------------------

          (2)       Aggregate number of securities to which transaction applies:

                    ------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                    ------------------------------------------------------------


          (4)       Proposed Maximum aggregate value of transaction:

                    ------------------------------------------------------------


          (5)       Total fee paid:

                    ------------------------------------------------------------


[_]       Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)       Amount Previously Paid:

                    ------------------------------------------------------------


          (2)       Form, Schedule or Registration Statement No.:

                    ------------------------------------------------------------


          (3)       Filing Party:

                    ------------------------------------------------------------


          (4)       Date Filed:

                    ------------------------------------------------------------

                               TELEPAD CORPORATION
                         380 HERNDON PARKWAY, SUITE 1900
                             HERNDON, VIRGINIA 22070



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 19, 1996


          NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders (the "Meeting") of TelePad Corporation (the "Company") will be held at the Company's executive offices at 380 Herndon Parkway, Suite 1900, Herndon, Virginia on Thursday, September 19, 1996, at 11:00 A.M., Eastern Daylight Savings Time, to consider and act upon the following matters:


     1. A proposal to amend the Company's By-Laws to provide for the classification of directors into three classes;

     2. The election of seven directors of the Company to serve as the Board of Directors. If the amendment to the Company's By-Laws to create a classified Board is approved by the stockholders, the directors will be elected to a classified Board, with two directors being elected for a term of one year, two directors being elected for a term of two years and three directors being elected for a term of three years, and until their successors are duly elected and qualified. In the event such proposal is not approved, all seven directors will be elected for a term of one year, and until their successors are duly elected and qualified;

     3. A proposal to adopt the Company's 1996 Stock Option Plan (the "1996 Plan"). The 1996 Plan is designed to provide an incentive to key employees, and to consultants and directors who are not employees, of the Company and to offer an additional inducement in obtaining the services of such persons;

     4. A proposal to ratify the action of the Board of Directors in appointing Ernst & Young, LLP as the Company's independent public accountants for the year ending December 31, 1996; and

     5. The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

          Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.


          The close of business on August 13, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting at the offices of the Company, 380 Herndon Parkway, Suite 1900, Herndon, Virginia.

                                             By Order of the Board of Directors,

                                             JOSEPH J. ELKINS,
                                             Secretary
Herndon, Virginia
______ __, 1996

================================================================================
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH STOCKHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
================================================================================

                               TELEPAD CORPORATION
                         380 Herndon Parkway, Suite 1900
                             Herndon, Virginia 22070


                                 PROXY STATEMENT
                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                               September 19, 1996


          This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share ("Common Stock"), of TelePad Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company ("Proxy" or "Proxies") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, September 19, 1996, at 11:00 A.M., Eastern Daylight Savings time, at the Company's executive offices at 380 Herndon Parkway, Suite 1900, Herndon, Virginia, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The approximate mailing date of this Proxy Statement is August 15, 1996.

          The close of business on August 13, 1996 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were 11,897,301 shares of Class A Common Stock outstanding and 250,000 shares of Class B Common Stock (excluding options), which are the only classes of voting securities of the Company, issued and outstanding. Each share of Class A Common Stock outstanding on the Record Date will be entitled to one vote on all matters to come before the Meeting. Each share of Class B Common Stock outstanding on the Record Date will be entitled to five votes on all matters to come before the Meeting. Cumulative voting is not permitted. A majority of the shares entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker nonvotes will be deemed present at the Meeting in determining the presence of a quorum.

          Directors are elected by a plurality of the votes cast at the Meeting (Proposal 2). The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Meeting will be required to (a) amend the Company's By-Laws to provide for the classification of directors into three classes (Proposal 1), (b) adopt the Company's 1996 Stock Option Plan, which is designed to provide an incentive to key employees, and to consultants and directors who are not employees, of the Company and to offer an additional inducement in obtaining the services of such persons (Proposal 3), and (c) ratify the appointment of Ernst & Young, LLP as the Company's independent public accountants for the Company's fiscal year ending December 31, 1996 (Proposal 4). Abstentions are considered as shares entitled to vote and, therefore, are effectively negative votes for each of Proposals 1, 3, and 4. Broker nonvotes with respect to any matter are not considered as shares entitled to vote and, therefore, will have no effect on the outcome of the vote on Proposals 1, 3, and
4. The Board of Directors has unanimously recommended a vote in favor of each nominee named in the Proxy and FOR Proposals 1, 3, and 4.

          Unless otherwise specified, all Proxies received will be voted for the election of all nominees named herein to serve as directors and in favor of each other. A Proxy may be revoked at any time before its exercise by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Meeting and electing to vote in person. Attendance at the Meeting will not in and of itself constitute revocation of a Proxy.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth, as of July 9, 1996, certain information as to the beneficial ownership of Class A Common Stock and Class B Common Stock of each of the Company's directors, all executive officers and directors as a group, and all persons known by the Company to be the beneficial owner of more than five percent of the Company's Class A Common Stock and Class B Common Stock:

                                                         AMOUNT AND
                                                         NATURE  OF          PERCENT          PERCENT        PERCENT
         NAME AND ADDRESS OF                             BENEFICIAL            OF               OF             OF
       BENEFICIAL STOCKHOLDER                         OWNERSHIP (1)(2)       CLASS A (2)      CLASS B       VOTING (2)
- ----------------------------------------             ------------------  -----------------  -----------   --------------
Donald W. Barrett                                            -0-(3)             0%              0%               0%
380 Herndon Parkway Herndon, VA  22070

Sydney H. Dankman                                        149,480(4)          1.25%              0%            1.13%
380 Herndon Parkway Herndon, VA  22070

Ronald C. Oklewicz                                       357,188(5)          2.92%              0%            2.65%
380 Herndon Parkway Herndon, VA  22070

Joseph J. Elkins                                          40,600(6)          0.34%              0%            0.31%
380 Herndon Parkway Herndon, VA  22070

John M. Toups                                             15,555(7)          0.13%              0%            0.12%
380 Herndon Parkway Herndon, VA  22070

John P. Diesel                                            53,159(8)          0.45%              0%            0.40%
380 Herndon Parkway Herndon, VA  22070

E. Donald Shapiro                                         12,500(9)          0.10%              0%            0.09%
57 Worth Street
New York, NY 10013

Alan B. Salisbury                                            -0-                0%              0%               0%
380 Herndon Parkway
Herndon, VA 22070

Scott J. Dankman                                         287,500(10)(11)        0%            100%           10.90%
6040 Lands End Lane
Alexandria, VA 22315

J. Morton Davis                                          278,302(12)         2.29%              0%            2.07%
44 Wall Street
New York, NY 10005

Alan Stahler                                             456,965(13)         3.70%              0%            3.36%
44 Wall Street
New York, NY 10005

D.H. Blair Holdings, Inc.                                237,813(14)         1.96%              0%            1.78%
44 Wall Street
New York, NY 10005

D.H. Blair Investment                                    237,813(15)         1.96%              0%            1.78%
Banking Corp.
44 Wall Street
New York, NY 10005

All current officers and directors as a group (8         628,482             5.07%              0%            4.60%
persons)(16)

- -----------------------
       (1) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares of Common Stock indicated. Beneficial ownership is calculated in accordance with Rule 13d-3(d) under the Exchange Act. The Company has two classes of Common Stock outstanding, being Class A and Class B Common Stock, with all outstanding shares of Class B Common Stock being owned by Scott J. Dankman.

       (2) As adjusted to reflect the exercise of all outstanding immediately exercisable Class A, Class B and Class C Warrants and all Class B Warrants issuable upon exercise of outstanding Class A Warrants. Does not reflect issuance of 1,864,866 shares of Class A Common Stock issuable upon exercise of outstanding Unit Purchase Options, except as indicated with respect to listed holders.

       (3) Does not reflect 400,000 shares of Class A Common Stock underlying options which shall vest and become exercisable as follows:
              100,000 options shall vest and become exercisable on December 31, 1996; 100,000 options shall vest and become exercisable on December 31, 1997; and 200,000 options shall vest and become exercisable on December 31, 1998; provided, however, that in the event of a change in control (as defined in Mr. Barrett's employment agreement) of the Issuer, the non-vested portion of the options shall automatically accelerate to the date of such change in control. Options to acquire 396,500 shares of Class A Common Stock have been granted to Mr. Barrett under the Company's Amended and Restated 1993 Stock Option Plan, as Amended (the "SOP"). The Company has also agreed to grant Mr. Barrett additional options to acquire 3,500 shares of Class A Common Stock under the 1996 Plan subject to shareholder approval of such plan.

       (4)    Includes  64,194  shares  of  Class  A  Common  Stock   underlying
              immediately exercisable stock options and Class C Warrants.

       (5) Includes (i) 150,938 shares of Class A Common Stock underlying immediately exercisable stock options and Class C Warrants acquired in the 1994 Private Placement; (ii) 200,000 shares underlying options which may become exercisable within 60 days and
              (iii) 6,250 shares of Class A Common Stock jointly owned by Mr. Oklewicz and his spouse, who share power to vote and dispose of such shares.

       (6) Consists of (i) 40,000 shares of Class A Common Stock underlying immediately exercisable options and (ii) 600 shares of Class A Common Stock jointly owned by Mr. Elkins and his spouse, who share power to vote and dispose of such shares.

       (7) Consists of 15,555 shares of Class A Common Stock underlying immediately exercisable options.

       (8)    Includes  19,409  shares  of  Class  A  Common  Stock   underlying
              immediately exercisable stock options and Class C Warrants.

       (9) Consists of 12,500 shares of Class A Common Stock underlying currently exercisable Class D Warrants.

       (10) Includes 37,500 shares of Class B Common Stock underlying immediately exercisable stock options. Mr. Dankman has agreed to grant a voting proxy covering all of his shares of Class B Common Stock to the directors of the Company who are not also employees. Therefore, such directors may be deemed to have power to vote such shares.

       (11) Each share owned by Mr. Scott Dankman is Class B Common Stock, which is identical in all respects to the Class A Common Stock of the Company, except that on every matter for which each share of Class A Common Stock is entitled to one vote, each share of Class B Common Stock is entitled to five votes.

       (12) Consists of (i) 40,489.5 shares of Class A Common Stock underlying an IPO Unit Purchase Option with respect to 7,000 IPO Units (including the Class A Warrants and Class B Warrants that are included therein) held directly by Mr. Davis, and (ii) 237,812.5 shares of Class A Common Stock underlying an IPO Unit Purchase Option with respect to 41,114 IPO Units (including the Class A Warrants and Class B Warrants that are included therein) held by D.H. Blair Investment Banking Corp. The IPO Unit Purchase Option is currently exercisable and the underlying Class A and Class B Warrants are exercisable immediately upon issuance. Mr. Davis is the Chairman of D.H. Blair Investment Banking Corp. and has sole power to vote and dispose of the securities held thereby.

       (13) Consists of (i) 371,069.3 shares of Class A Common Stock underlying an IPO Unit Purchase Option with respect to 64,152 IPO Units (including the Class A Warrants and Class B Warrants that are included therein) held directly by Mr. Stahler and (ii) 85,895.6 shares of Class A Common Stock underlying an IPO Unit Purchase Option with respect to 14,850 IPO Units (including the Class A Warrants and Class B Warrants that are included therein) held by Blair & Co., Inc. The IPO Unit Purchase Option is currently exercisable and the underlying Class A and Class B Warrants are exercisable immediately upon issuance. Mr. Stahler is the Vice Chairman of D.H. Blair & Co., Inc. and has shared power to vote and dispose of the securities held thereby.

       (14) Consists of 237,812.5 shares of Class A Common Stock underlying an IPO Unit Purchase Option with respect to 41,114 IPO Units
              (including the Class A Warrants and Class B Warrants that are included therein) held directly by D.H. Blair Investment Banking Corp. D.H. Blair Investment Banking Corp. Is a wholly owned subsidiary of D.H. Blair Holdings, Inc. The IPO Unit Purchase Option is currently exercisable and the underlying Class A and Class B Warrants are exercisable immediately upon issuance.

       (15) Consists of 237,812.5 shares of Class A Common Stock underlying an IPO Unit Purchase Option with respect to 41,114 IPO Units
              (including the Class A Warrants and Class B Warrants that are included therein). The IPO Unit Purchase Option is currently exercisable and the underlying Class A and Class B Warrants are exercisable immediately upon issuance.

       (16) Includes all of the shares of Class A Common Stock that have been listed as being included in notes (3), (4), (5), (6), (7), (8) and
              (9) above. Does not include the voting power attributable to the 250,000 shares of Class B Common Stock currently held by Mr. Scott Dankman, as to which Mr. Dankman has granted a voting proxy to the directors of the Company who are not employees. Including such shares, the Company's officers and directors will have 13.76% of the voting power of the Company's Common Stock.


                    =========================================
                                   PROPOSAL 1
                       PROPOSED AMENDMENT TO THE COMPANY'S
                    BY-LAWS TO PROVIDE FOR THE CLASSIFICATION
                            OF THE BOARD OF DIRECTORS
                    =========================================


       The Board of Directors of the Company at a meeting held on July 10, 1996 adopted a resolution approving a proposal to amend, subject to stockholder approval, Section 2 of Article III of the By-Laws of the Company to provide for the division of the Board into three classes of directors serving staggered three-year terms with each class being as nearly equal in number as possible. As a result, approximately one-third of the Board of Directors would be elected each year. Initially, members of all three classes will be first elected at the Meeting. Directors then elected to the first class would serve until the Annual Meeting of Stockholders to be held in 1997. Directors initially elected to the second and third classes would serve until the Annual Meetings to be held in 1998 and 1999, respectively, and until their respective successors as elected and qualified. Commencing with the election of directors to the first class in 1997, each class of directors elected at an Annual Meeting would be elected to three-year terms. Any vacancies or newly created directorships, however occurring, may be filled by a vote of the majority of the Directors then remaining in office. Once elected, a Director filling a vacancy or newly created directorship will hold office for the term expiring at the Annual Meeting of Stockholders for the term of the class of which they have been elected expires.

       This summary of the terms and effect of establishing a classified Board of Directors does not purport to be complete and is subject to, and qualified in its entirety by reference to, the proposed amendment to Section 2 of Article III of the Company's By-Laws which is set forth under the heading "Proposed New
Article III, Section 2 to the Company's By-Laws" in Exhibit A of this Proxy Statement.

       The Board of Directors believes that the amendments to create a classified board are in the best interests of the Company and its stockholders. Board classification will help lend continuity and stability to the management of the Company and will assure continuity and stability in the Board's leadership and policies. Following the adoption of the classified board structure, at any given time approximately two-thirds of the members of the Board of Directors will have had prior experience as directors of the Company. The Board believes that this will facilitate long-range planning, strategy and policy, because it will enhance the likelihood of continuity and stability in the composition of the Board and its policies. The Board of Directors believes that this, in turn, will permit the Board to more effectively represent the interests of all stockholders.

       With  a  classified  Board  of  Directors,   it  will  generally  take  a
stockholder two Annual Meetings of Stockholders (rather than one) to elect a majority of the Board of Directors. As a result, a classified board may discourage proxy contests for the election of directors or purchases of a substantial block of stock because its provisions could operate to prevent obtaining control of the Board in a relatively short period of time. Although this could provide the Board with more time to evaluate any takeover or control proposal and thus enable it to better protect the interests of the Company and the remaining stockholders in the event someone obtains voting control of a majority of the Company's stock, this is not the reason why the Board is recommending Board classification. Classification is recommended because the Board believes it will enhance the quality and stability of the Board and will provide better opportunity for review of the Board member performance.

       The information concerning the current nominees for election as directors at the Meeting and the classes to which they would be elected is set forth under the caption "Proposal 2 Election of Directors." If the proposal to adopt a classified board is not approved and implemented, all directors elected at the Meeting will serve for a one-year term.

       The Board of Directors recommends that stockholders vote FOR this proposal.


                    =========================================
                                   PROPOSAL 2
                              ELECTION OF DIRECTORS
                    =========================================

       If the proposed amendment to the Company's By-Laws are adopted by the stockholders (see Proposal 1), three separate classes of directors, designated as Class I, Class II and Class III, will be elected at the Meeting and each class will consist of two members. The two directors nominated for Class I will serve for a one-year term expiring in 1997, the two directors nominated for Class II will serve for a two-year term expiring in 1998 and the three directors nominated for Class III will serve for a three-year term expiring in 1999, and in each case until their successors shall be duly elected and qualified. At each Annual Meeting of Stockholders subsequent to the meeting, one class of directors will be elected to succeed those directors in the class whose terms then expire, for terms expiring at the third succeeding Annual Meeting of Stockholders. All of the nominees are currently directors of the Company whose term as directors expires at the Meeting.

       If the stockholders do not adopt the proposed amendment to the By-Laws, seven (7) directors will be elected at the Meeting as one class, each director to hold office until the next Annual Meeting of Stockholders and until his successor is elected and qualified. In such case, unless otherwise directed, all proxies will be voted in favor of the election of Messrs. Barrett, Oklewicz, Dankman, Diesel, Salisbury, Shapiro and Toups as directors of the Company.

       The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election at the date of the Meeting. In the event that a vacancy among the original nominees occurs prior to the

Meeting, the proxies will be voted for a substitute nominee or nominees, if any are named by the Board of Directors, and for the remaining nominees.

INFORMATION ABOUT NOMINEES

       The following table sets forth information regarding the nominees:


        NAME              AGE       CLASS           POSITIONS WITH THE COMPANY
- --------------------    -------   ---------    ------------------------------------
Donald W. Barrett         50          3        Chief Executive Officer and Chairman of
                                               the Board of Directors

Ronald C. Oklewicz        48          2        President, Chief Operating Officer and
                                               Director
Sydney H. Dankman         78          1        Director
John P. Diesel            69          3        Director
Alan B. Salisbury         59          2        Director
E. Donald Shapiro         64          3        Director

John M. Toups             70          1        Director

- --------------------

       DONALD W. BARRETT has been Chief Executive Officer and Chairman of the Board of Directors of the Company since April 1996. From July 1991 to April 1996, Mr. Barrett served as President and Chief Executive Officer of Ideas, Inc., an information systems firm. Mr. Barrett served as President, Government Systems Group of Contel Federal Systems, Inc. from June 1987 to July 1991. From March 1984 to June 1987, Mr. Barrett served as President, Custom Producers Group of Unisys.

       RONALD C. OKLEWICZ has been President and a Director of the Company since August 1992. From August 1992 until April 1996, Mr. Oklewicz also served as Chief Executive Officer of the Company, at which latter date he became Chief Operating Officer. From November 1991 until August 1992, Mr. Oklewicz served as a consultant to the Company. Mr. Oklewicz served in an executive capacity at Wollongong Group, a software communications firm, from 1990 through 1991. Mr. Oklewicz served in various positions at Apple Computer from 1986 through 1991, including serving as General Manager of the Federal System Division. Mr.
Oklewicz also spent 13 years with Xerox Corporation in various sales and marketing positions.

       SYDNEY H. DANKMAN has been a Director of the Company since April 1990. Mr. Dankman, who has been retired for a period in excess of five years, is an investor in early development technology ventures.

       JOHN P. DIESEL has been a Director of the Company since June 1995. Mr. Diesel, who has been retired since 1991, was formerly the president of Tenneco Inc. from 1979 until 1991. Mr. Diesel currently is a director of Aluminum Corporation of America, Brunswick Corporation and Financial Institutions Insurance Group, Ltd.

       ALAN B. SALISBURY has been a Director of the Company since July 1996. Mr. Salisbury has been a director and the President of Learning Tree International Inc. since April 1993 and has been a director of Sybase, Inc. since July 1993. Mr. Salisbury served as Executive Vice President and Chief Operating Officer of Microelectronics & Computer Technology Corporation from May 1991 to April 1993.

       E. DONALD SHAPIRO has been a Director of the Company since April 1996. Mr. Shapiro has been the Joseph Solomon Distinguished Professor of Law at New York Law School since 1983 where he served as both Dean and Professor of Law from 1973 to 1983. Mr. Shapiro is Supernumerary Fellow of St. Cross College at Oxford University, England and Visiting Distinguished Professor Bar-Ilan University, Tel-Aviv, Israel. Mr. Shapiro received a J.D. degree at Harvard Law School and has been conferred honorary degrees by both Oxford University and New York Law School. Mr. Shapiro currently serves on the Boards of Directors for several public companies including Loral Corporation, Eyecare Products PLC, Kranzco Realty Trust, Group Health Incorporated, Interferon Sciences, Inc., Future Medical Products, Inc., MacroChem Corporation, and Premier Laser Systems and also serves on the Board of Directors of Bank Leumi NY. Mr. Shapiro is a Fellow, Institute of Judicial Administration, NY, and American Academy of Forensic Sciences and a life member of the American Law Institute. Mr. Shapiro is author or co-author of more than 50 publications including books and journal articles dealing with Medicine, Forensic Science and the law.

       JOHN M. TOUPS has been a Director of the Company since April 1995. Mr. Toups, who has been retired since 1987, was the president and chief executive officer of Planning Research Corporation from 1978 until 1987. Mr. Toups currently serves on the board of NVR Inc, CACI International and Halifax Corporation. NVR, Inc. is the successor to NVR L.P., which sought protection under the bankruptcy laws on April 7, 1992. Mr. Toups was elected to the Board of Directors of NVR, Inc. In 1993, after its emergence from bankruptcy as the successor to NVR L.P.

EXECUTIVE OFFICERS

       DONALD W. BARRETT has been Chief Executive Officer and Chairman of the Board of Directors since April 1996. Please refer to "Information About Nominees" for more information regarding Mr. Barrett.

       RONALD C. OKLEWICZ has been President and a Director of the Company since August 1992. Please refer to "Information About Nominees" for more information regarding Mr. Oklewicz.

       JOSEPH J. ELKINS has been Vice President of the Company since August 1993, Secretary of the Company since July 1994 and was Chief Operating Officer from April 1995 to April 1996. In addition, Mr. Elkins served as a director from September 1994 until July 1995 and as Chief Financial Officer of the Company from August 1993 until April 1995. Prior to joining the Company, Mr. Elkins was president of two information management firms, Blyth Software, Inc. and Elkins and Company, following a 23-year tenure at KPMG Peat Marwick, where he oversaw development of that firm's financial management software products. Mr. Elkins is a certified public accountant.

       ROBERT D. RUSSELL has been Vice President, Treasurer and Chief Financial Officer of the Company since May 1995. Prior to joining the Company, Mr. Russell was Vice President, Finance and Administration, Secretary and Treasurer of Falcon Microsystems, Inc. from 1986 until 1994 and an independent consultant from August 1994 until May 1995.

BOARD MEETINGS AND COMMITTEES

       The Board of Directors is responsible for the management of the Company. During the year ended December 31, 1995, the Board of Directors held 11 regular meetings and 2 special meetings. Each incumbent director attended at least 75% of all meetings of the Board and committees on which the person served which were held during the year.

       The Audit Committee, which currently consists of Messrs. Toups and Diesel, has authority with respect to the financial audit and reporting functions of the Company, including the review of internal accounting procedures and the review and oversight of the Company's independent accountants. The Audit Committee met on one occasion during 1995.

       The Compensation Committee, which currently consists of Messrs. Shapiro and Dankman, has power and authority with respect to all matters pertaining to compensation payable by the Company and the administration of employee benefits, deferred compensation and the stock option plans of the Company. The Compensation Committee held one meeting during 1995. The Nominating Committee, which currently consists of Messrs. Diesel and Shapiro, is responsible for the nomination of individuals for election to the Company's Board of Directors. The Nominating Committee held one meeting during 1995.

       The Company established in April 1996 an Executive Committee, which currently consists of Messrs. Barrett, Diesel, Shapiro and Toups. The Executive Committee is charged with the review and oversight of the management of the Company and monitoring its corporate activities.

COMPENSATION OF DIRECTORS

       Directors of the Company are reimbursed for their expenses in attending board meetings. Each non-employee director is entitled to an annual option to purchase 6,667 shares of Class A Common Stock at the fair market value on the date of grant (see "1994 Non-Employee Director Stock Option Plan").

       Beginning in April 1996, the Board of Directors of the Company authorized that each Director will receive an annual retainer of $18,000 plus a payment of $1,000 for each regular or special meeting of the Board plus a payment of $500 for any committee meeting held in conjunction with a Board meeting plus $1,000 for any committee meeting held separately from a Board meeting. See "Proposal 3
- - Adoption of the Company's 1996 Stock Option Plan," which, if ratified by the shareholders, would grant each non-employee director, in lieu of the options referred to in the above paragraph, an option to purchase 90,000 shares of Common Stock of the Company upon becoming a director of the Company, which options would vest over a two-year period.

                             EXECUTIVE COMPENSATION

       Summary Compensation Table

       The following sets forth the compensation paid by the Company during the three fiscal years ended December 31, 1995 to (i) its current President and Chief Operating Officer, and (ii) its current Vice President and Secretary (the "Named Officers"). No other executive officer of the Company received compensation in excess of $100,000 for the fiscal year ended December 31, 1995.

                           SUMMARY COMPENSATION TABLE

                                                           ANNUAL COMPENSATION            LONG-TERM
                                              ----------------------------------------   COMPENSATION
                                                                                           AWARDS
                                                                          OTHER ANNUAL   -----------
                                                            SALARY        COMPENSATION     OPTIONS
NAME AND PRINCIPAL POSITION                   YEAR           ($)             ($)            (#)
- ---------------------------                   ----          ------        ------------   -----------
Ronald C. Oklewicz(1)
  President and Chief Operating Officer       1995         $123,885       $       0       200,000(2)
                                              1994         $120,000       $   5,376        30,000(3)
                                              1993         $125,000       $       0        60,000

Joseph J. Elkins
  Vice President & Secretary                  1995         $103,750       $       0        40,000(4)
                                              1994         $ 85,000       $   3,117        20,000
                                              1993         $ 31,875       $       0        20,000

- -------------------

(1) Mr. Oklewicz served as the Company's Chief Executive Officer from August 5, 1992 to April 15, 1996.

(2) Represents options to purchase shares of Class A Common Stock at an exercise price of $1.75 per share (the average of the closing bid and asked prices of the Common Stock on the date of grant), with such options becoming exercisable as specific conditions are met.

(3) Represents options to purchase shares of Class A Common Stock at an exercise price of $6.56 per share (the average of the closing bid and asked prices of the Common Stock on the date of grant), with such options becoming exercisable one-third per year from the date of grant.

(4) Represents options to purchase shares of Class A Common Stock at an exercise price of $5.3125 per share (the average of the closing bid and asked prices of the Common Stock on the date of grant), with such options becoming exercisable one-third per year from the date of grant.

       Option Grants in Fiscal 1995

       Shown below is information concerning stock option grants of Class A Common Stock awarded to the Named Officers during the Company's 1995 fiscal year.

                                       INDIVIDUAL GRANTS

                              NUMBER OF SHARES       %OF TOTAL OPTIONS     EXERCISE OR
                                 UNDERLYING         GRANTED TO EMPLOYEES    BASE PRICE    EXPIRATION
     NAME                    OPTIONS GRANTED (1)       IN FISCAL 1995       ($/SH) (2)       DATE
- --------------------------   -------------------    --------------------   ------------   ----------
Ronald C. Oklewicz                 200,000                 65.4%              $1.75         11/14/02
Joseph J. Elkins                    40,000                 13.1%              $5.3125        4/20/02

- ------------------------
(1)    The options are nonqualified stock options.

(2) The exercise price is equal to the fair market value of the shares of Class A Common Stock on the date of grant of the option.

       Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

       The following table sets forth, for the Named Officers of the Company, information regarding aggregate exercises of options in 1995 and the number and value of unexercised options at December 31, 1995:

                                                                                  VALUE OF
                                                                                UNEXERCISED
                                                       NUMBER OF SHARES         IN-THE-MONEY
                                                    UNDERLYING UNEXERCISED   OPTIONS AT END OF
                         NUMBER OF                     OPTIONS AT END OF        FISCAL 1995
                      SHARES ACQUIRED    VALUE     FISCAL YEAR EXERCISABLE      EXERCISABLE/
   NAME                 ON EXERCISE     REALIZED         UNEXERCISABLE        UNEXERCISABLE(1)
- -------------         ---------------   --------   -----------------------   -----------------
Ronald C. Oklewicz           0              0          173,438(2)/210,000         $71,550/$0
Joseph J. Elkins             0              0             26,667/53,333             $0/$0

- ------------------
(1) Based upon the difference between the exercise prices of the options and the closing bid price of the Class A Common Stock, as reported on the OTC Bulletin Board on December 29, 1995, of $1.125 per share.

(2) Includes 3,438 shares of Class A Common Stock underlying Class C Warrants acquired by Mr. Oklewicz in the 1994 Private Placement.


EMPLOYMENT AGREEMENTS

       The Company has entered into an employment agreement with Donald W. Barrett, dated as of April 10, 1996. The employment is "at-will" and may be terminated by either party at any time, subject only to the terms of the employment agreement and the By-Laws of the Company. Pursuant to the agreement, Mr. Barrett will serve as Chairman of the Board and Chief Executive Officer of the Company at a salary of $250,000. The agreement provides that Mr. Barrett is entitled to receive specified bonuses in the aggregate amount of $220,000 upon the occurrence of specified events and achievement of specified sales and financial milestones by the Company, as well as other supplemental benefits at the discretion of the Board of Directors. In addition, the agreement provides for the receipt of options to purchase 396,500 shares of the Company's Class A Common Stock at the market price on April 10, 1996, the date of grant, which was $3.8125, pursuant to the SOP, and the Company has also agreed to grant Mr. Barrett options to purchase 3,500 shares of Class A Common Stock under the 1996 Plan subject to shareholder approval of such plan. Such options shall vest and become exercisable (i) in the amount of 100,000 shares on December 31, 1996, 100,000 shares on December 31, 1997 and 200,000 shares on December 31, 1998, subject to certain acceleration provisions, including the occurrence of a


                                      -12

       The Company has entered into an employment agreement with Ronald C. Oklewicz, dated as of November 15, 1995, for a term ending not earlier than December 31, 1996. The agreement is subject to automatic renewal through
December 31, 1997 unless the Board of Directors gives written notice of cancellation on or before June 30, 1996. Pursuant to the agreement, Mr. Oklewicz serves as President and Chief Operating Officer of the Company at a salary of $150,000 per annum. The agreement provides that Mr. Oklewicz is entitled to receive specified bonuses in the aggregate amount of $150,000 upon the occurrence of specified events and achievement of specified sales and financial milestones by the Company, as well as other supplemental benefits at the discretion of the Board of Directors. In addition, the agreement provides for the receipt of options to purchase 200,000 shares of the Company's Class A Common Stock pursuant to the Company's Amended and Restated 1993 Stock Option Plan as amended (the "SOP"), which options vest (i) in the amounts of 50,000, 50,000 and 100,000 at such time, if any, as the "ask" price of the Class A
Common Stock reaches $5.00, $7.50 and $10.00; (ii) upon the effective termination date if Mr. Oklewicz is terminated without cause; but (iii) in no event later than December 31, 1996, so long as Mr. Oklewicz remains an executive officer of the Company through the applicable vesting date. The agreement also provides that if Mr. Oklewicz is terminated other than for "cause" (as defined therein) or dies, the Company will pay to Mr. Oklewicz (or his spouse or estate if he dies) his compensation and other benefits for 12 months following termination. The agreement contains a confidentiality provision and provides that during the term of employment and for a period of one year after such employment has terminated, Mr. Oklewicz will not interfere with the Company's customers or solicit the Company's employees.

       The Company has entered into an employment agreement with Joseph J. Elkins, dated as of January 1, 1993, for a term of four years pursuant to which Mr. Elkins initially served as Vice President and Chief Financial Officer of the Company at a base salary for the first year of $85,000, which amount was subsequently increased to $110,000 and which may be further increased by the Board of Directors. The Board promoted Mr. Elkins from Chief Financial Officer to Chief Operating Officer in May 1995. Mr. Elkins relinquished the title of Chief Operating Officer in April 1996 upon the appointment of Mr. Barrett as
Chief Executive Officer and Mr. Oklewicz as Chief Operating Officer, but he remains as a Vice President of the Company, subject to the terms and conditions of the employment agreement. The agreement provides that Mr. Elkins is entitled to receive bonuses and other supplemental benefits at the discretion of the Board of Directors. The agreement also provides that if Mr. Elkins is terminated other than for "cause" (as defined therein) or dies, the Company will pay him (or his spouse or estate if he dies) severance in the amount of 12 months' salary. The agreement contains a confidentiality provision and provides that during the term of employment and for a period of one year after such employment has terminated, Mr. Elkins will not interfere with the Company's customers or solicit the Company's employees.

AMENDED AND RESTATED 1993 STOCK OPTION PLAN, AS AMENDED

       In April 1993, the Board of Directors adopted and the stockholders of the Company approved the SOP, which provides for the grant of both "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as nonqualified stock options. The SOP is administered by the Compensation Committee, whose members are not eligible to receive options under the SOP. The SOP provides for the granting of options only to executive officers and key employees of the Company that are selected by the Compensation Committee. The Board of Directors has reserved a total of 975,000 shares of the authorized but unissued Class A Common Stock of the Company for issuance under the SOP. All of the options under the SOP have been granted to date.

1994 EMPLOYEE STOCK PURCHASE PLAN

       In May 1994, the Board of Directors adopted, and in June 1994 the stockholders of the Company approved, the 1994 Employee Stock Purchase Plan (the "SPP"), which provides certain employees of the Company with a opportunity to purchase Class A Common Stock through payroll deductions, subject to certain limitations. There are an aggregate of 250,000 shares of Class A Common Stock reserved for issuance under the SPP. The SPP is administered by the Board of Directors and/or a duly appointed committee of the Board. To date, no shares have been issued under the SPP.

1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

       In May 1994, the Board of Directors adopted, and in June 1994 the stockholders of the Company approved, the 1994 Non-Employee Director Stock Option Plan (the "NESOP"), which provides directors of the Company who are not employed by the Company or any affiliate of the Company an option to purchase 6,667 shares of Class A Common Stock on an annual basis at 100% of fair market value on the date the option is granted. Options granted under the NESOP vest in three annual one-third increments. There are an aggregate of 175,000 shares of Class A Common Stock reserved for issuance under the NESOP. The NESOP is administered by the Compensation Committee and was not intended to qualify under
Section 422 of the Code. As of December 31, 1995, stock options to purchase a total of 26,668 shares of Class A Common Stock under the NESOP were outstanding. 2,222 of these stock options are presently exercisable.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       The Company did not engage in any related transactions in its 1995 fiscal year.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to the Company. Based solely on a review of the copies of the reports furnished to the Company to date, or written representations that no reports were required, the Company believes that all reports required to be filed by such persons with respect to the Company's fiscal year ending December 31, 1995 were timely made, except for certain reports to be filed by Messrs. Diesel, Toups and Russell.


                    =========================================
                                   PROPOSAL 3
                            ADOPTION OF THE COMPANY'S
                             1996 STOCK OPTION PLAN
                    =========================================


       On July 10, 1996, the Board of Directors adopted, subject to stockholder approval at the Meeting, the Company's 1996 Stock Option Plan (the "1996 Plan"). The 1996 Plan is designed to provide an incentive to key employees, and to consultants and directors who are not employees, of the Company and to offer an additional inducement in obtaining the services of such persons.

       The following summary of certain material features of the 1996 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 1996 Plan, a copy of which is set forth as Exhibit B to this Proxy Statement.

SHARES SUBJECT TO THE OPTION PLAN AND ELIGIBILITY

       The 1996 Plan authorizes the issuance of stock awards and the grant of options to purchase a maximum of 1,200,000 shares of the Company's Class A Common Stock (subject to adjustment as described below) to key employees (including officers and directors who are key employees), to consultants and to directors who are not employees of the Company. Upon expiration, cancellation or termination of unexercised options, the shares of the Company's Class A Common Stock subject to such options will again be available for the grant of options under the 1996 Plan. No options have been granted to date under the 1996 Plan.

TYPE OF OPTIONS

       Options granted under the 1996 Plan may either be incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options which do not qualify as ISOs ("NQSOs"). ISOs, however, may only be granted to employees. The Company makes no representations or warranties as to the qualification of any option as an incentive stock option.

ADMINISTRATION

       The 1996 Plan will be administered by a committee of the Board of Directors consisting of at least two members of the Board (the "Committee"). Each member of the Committee is a "disinterested person" within the meaning of Rule 16b-3 (as the same may be in effect and interpreted from time to time, "Rule 16b-3")
promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") until such time as the amendments to Rule 16b-3 adopted by the Securities and Exchange Commission on May 30, 1996 in Release No. 34-37260 (the "Rule 16b-3 Amendments") become effective with respect to the 1996 Plan; from and after such time as the Rule 16b-3 Amendments become effective with respect to the 1996 Plan, each member of the Committee will be a "non-employee director" within the meaning of Rule 16b-3. It is also intended that each member of the Committee will be an "outside director" within the meaning of Section 162(m) of the Code. The initial members of the Committee are Messrs. Shapiro and Dankman.

       Among other things, the Committee is empowered to determine, within the express limits contained in the 1996 Plan: the employees and consultants to be granted options, whether an option granted to an employee is to be an ISO or a NQSO, the number of shares of Class A Common Stock to be subject to each option, the exercise price of each option, the term of each option, the date each option shall become exercisable as well as any terms, conditions or installments relating to the exercisability of each option, whether to accelerate the date of exercise of any option or installment, the form of payment of the exercise price, the amount, if any, required to be withheld with respect to an option, and with the consent of the optionee, to modify an option. The Committee is also authorized to prescribe, amend and rescind rules and regulations relating to the 1996 Plan and to make all other determinations necessary or advisable for administering the 1996 Plan, and to construe each stock option contract ("Contract") entered into by the Company with an optionee under the 1996 Plan.

NON-EMPLOYEE DIRECTORS OPTIONS

       Every individual who, on the date the 1996 Plan is approved by stockholders, is a Non-Employee Director (as defined in the 1996 Plan) will be granted on such date a Non-Employee Director Option to purchase 90,000 shares of Class A Common Stock. Thereafter, on the date an individual first becomes a Non-Employee Director, he will be granted an option to purchase 90,000 shares of Class A Common Stock. Non-Employee Director Options shall vest over a two-year period. The Committee shall not have any discretion with respect to the selection of directors to receive Non-Employee Director Options or the amount, the price or the timing with respect thereto; and such Non-Employee Directors may not receive any other award under the 1996 Plan. The exercise price of such Non-Employee Director Option is the fair market value of the underlying shares of Class A Common Stock on the date of grant, payable in cash, provided, however, that in no event may the exercise price of any option granted before September 29, 1997 be less than the fair market value of the underlying shares on the date of grant or $3.5088 per share, whichever is greater. The options will have a term of six years, subject to earlier termination if the director is removed for cause, and may be exercised at any time after vesting during such term.

TERMS AND CONDITIONS OF OPTIONS

       Options granted under the 1996 Plan will be subject to, among other things, the following terms and conditions:

       (a) The exercise price of each option (other than a Non-Employee Director Option) will be determined by the Committee; PROVIDED, HOWEVER, that the exercise price of an ISO may not be less than the fair market value of the Company's Class A Common Stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

       (b) Options (other than Non-Employee Director Options) may be granted for terms determined by the Committee; PROVIDED, HOWEVER, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

       (c) The maximum number of shares of the Company's Class A Common Stock for which options may be granted to an employee in any calendar year is 300,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

       (d) The exercise price of each option is payable in full upon exercise or, if the applicable Contract permits, in installments. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in shares of the Company's Class A Common Stock or any combination thereof.

       (e) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by him or her (or by his or her legal representative).

       (f) Except as may otherwise be provided in the applicable Contract, if the optionee's relationship with the Company as an employee or consultant is terminated for any reason (other than the death or disability of the optionee), the option may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option. However, if the relationship was terminated either for cause or without the consent of the Company, the option will terminate immediately. In the case of the death of an optionee while an employee or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option. Except as may otherwise be provided in the applicable Contract, an optionee whose relationship with the Company was terminated by reason of his or her disability may exercise the option, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option. Options are not affected by a change in the status of an optionee so long as he continues to be an employee of, or a consultant to, the Company.

       (g) The Company may withhold cash and/or shares of the Company's Class A Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reasons of the grant or exercise of an option, its disposition or the disposition of shares acquired upon the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount, in cash, promptly upon demand.

RESTRICTED STOCK AWARDS

       The Committee may from time to time, in its sole discretion, grant shares of the Company's Class A Common Stock to key employees (including officers and directors who are key employees) of, or consultants to, the Company, which may be subject to such contingencies and restrictions as set forth in the applicable Contract. Prior to the occurrence of any specified contingency, the shares shall be considered outstanding shares owned by the award holder, who shall, subject to the contingencies and restrictions set forth in the award, have all rights of a stockholder of record with respect to such shares, including the right to vote and to receive distributions. The shares shall vest in the award holder when all of the restrictions and contingencies lapse. Accordingly, the Committee may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the award holder, until the shares vest in the award holder.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

       Appropriate adjustments will be made in the number and kind of shares available under the 1996 Plan, in the number and kind of shares subject to each outstanding option and the exercise prices of such options, the number and kind of shares subject to future non-employee director options and the limitation on the number of shares that may be granted to any employee in any calendar year, in the event of any change in the Company's Class A Common Stock by reason of any stock dividend, spinoff, split-up, combination, reclassification, recapitalization, merger in which the Company is not the surviving corporation, exchange of shares or the like. In the event of (a) the liquidation or dissolution of the Company, or (b) a merger in which the Company is not the surviving corporation or a consolidation, any outstanding options shall terminate upon the earliest of any such event, unless other provision is made therefor on the transaction.

DURATION AND AMENDMENT OF THE 1996 PLAN

       No ISO may be granted under the 1996 Plan after July 10, 2006. The Board of Directors may at any time terminate or amend the 1996 Plan; PROVIDED, HOWEVER, that, without the approval of the Company's stockholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of options or increase the maximum number of options that may be granted to an employee in any year, (b) materially increase the benefits accruing to participants under the 1996 Plan, or (c) change the eligibility requirements for persons who may receive options. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee's consent.

FEDERAL INCOME TAX TREATMENT

       The following is a general summary of the federal income tax consequences under current tax law of options and restricted stock. It does not purport to cover all of the special rules, including special rules relating to optionees subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares or the ownership and disposition of restricted stock.

       An optionee will not recognize taxable income for federal income tax purposes upon the grant of a NQSO or an ISO.

       Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Proposed legislation would treat long-term capital gain even more favorably. There can be no assurance, however, that such proposed legislation will be enacted.

       Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

       In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

       An employee who receives a grant of restricted stock will generally receive ordinary income equal to the fair market value of the stock at the time the restriction lapses. Alternatively, the employee may elect to be taxed on the value at the time of grant. The Company is generally entitled to a deduction equal to the amount requested to be included in income by the employee, and this deduction may be taken at the time such request by the employee is made.

REQUIRED VOTE

       Approval of the 1996 Plan requires the affirmative vote of the holders of a majority of the shares of Class A Common Stock present, in person or by proxy, at the Meeting and entitled to vote on this proposal. If the 1996 Plan is not approved by Stockholders, the 1996 Plan will not be effective. The Board of Directors recommends a vote "FOR" approval of the 1996 Plan.


                    =========================================
                                   PROPOSAL 4
                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    =========================================


       The firm of Ernst & Young, LLP has audited the financial statements of the Company. The Board of Directors has, subject to ratification by stockholders, appointed that firm to act as its independent public accountants for the year ending December 31, 1996. Accordingly, management will present to the Meeting a resolution ratifying the appointment of Ernst & Young, LLP as the Company's independent public accountants for the fiscal year ending December 31, 1996.

       A representative of Ernst & Young, LLP is expected to be present at the Meeting with the opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions addressed by shareholders.

                                  MISCELLANEOUS

SHAREHOLDER PROPOSALS

       Any stockholder proposal intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company not later than April 9, 1997 for inclusion in the Company's proxy statement and form of proxy for that meeting.

SOLICITATION OF PROXIES

       The cost of preparing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement and Proxies is to be borne by the Company. The Company will also reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview.

OTHER MATTERS

       Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

PROXIES

       All shareholders are urged to fill in their choices with respect to the matters to be voted upon, sign and promptly return the enclosed form of Proxy.

                                             By Order of the Board of Directors,

                                             /s/  Joseph J. Elkins
                                             ---------------------
                                             JOSEPH J. ELKINS
                                             Secretary

______________  __, 1996

PROXY                                                                      PROXY
- -----                                                                      -----

                               TELEPAD CORPORATION

                 (Solicited On Behalf Of The Board Of Directors)


       The undersigned holder of Common Stock of TELEPAD CORPORATION, revoking all proxies heretofore given, hereby constitutes and appoints Joseph J. Elkins and Robert D. Russell and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of TELEPAD CORPORATION, to be held at the Company's executive offices at 380 Herndon Parkway, Suite 1900, Herndon, Virginia on Thursday, September 19, 1996, at 11:00 A.M., Eastern Daylight Savings Time, and at any adjournments or postponements thereof.


       The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

       Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR Proposals 1, 3 and 4.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

__________________   _______________            PLEASE MARK YOUR             |X|
ACCOUNT NUMBER           COMMON                 CHOICE LIKE THIS IN
                                                BLUE OR BLACK INK:

                                                Will attend the meeting      |_|

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL
                ALL LISTED NOMINEES AND FOR PROPOSALS 1, 3 AND 4.

(1)    Proposal to  amendment to the  Company's  By-
       Laws to provide for the classification of directors into three classes

            FOR                         AGAINST                       ABSTAIN
            |_|                           |_|                           |_|

(2)     Election of seven Directors

      FOR all nominees listed                        WITHHOLD AUTHORITY to vote
(except as marked to the contrary)                 for all listed nominees below
               _                                                 _
              |_|                                               |_|


                  CLASS I               CLASS II                 CLASS III

Nominees:     Sydney H. Dankman     Ronald C. Oklewicz       Donald W. Barrett
              John M. Toups         Alan B. Salisbury        John P. Diesel
                                                             E. Donald Shapiro

       In the event the proposal to amend the Company's by-laws to provide for the classification of directors is not approved, a vote FOR would be for the election of all seven directors for a term of one year and until their successors are duly elected and qualified.

(Instruction: To withhold authority to vote for any individual nominee, circle that nominee's name in the list provided above.)

(3)    Proposal  to adopt the  Company's  1996 Stock
       Option Plan

            FOR                         AGAINST                       ABSTAIN
            |_|                           |_|                           |_|

(4)    Ratify the appointment of Ernst & Young,
       LLP as the Company' independent public
       accountants

            FOR                         AGAINST                       ABSTAIN
            |_|                           |_|                           |_|


(5)    In  their   discretion,   the   Proxies   are
       authorized  to vote upon such other  business
       as  may  properly   come  before  the  Annual
       Meeting.

            FOR                         AGAINST                       ABSTAIN
            |_|                           |_|                           |_|


                                        Dated  _____________________, 1996

                                        ________________________________

                                        ________________________________
                                                   Signature(s)

                                        (Signatures  should  conform to names as
                                        registered.  For jointly  owned  shares,
                                        each owner should sign.  When signing as
                                        attorney,    executor,    administrator,
                                        trustee,   guardian   or  officer  of  a
                                        corporation, please give full title.)


                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY

                                    EXHIBIT A


                       PROPOSED NEW ARTICLE III, SECTION 2
                            TO THE COMPANY'S BY-LAWS


          3. ELECTION, TERM AND VACANCIES. The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire Board permits. At the September 19,1996 annual meeting of stockholders, Class I, Class II and Class III directors shall be elected for initial terms expiring at the next succeeding annual meeting, the second succeeding annual and the third succeeding annual meeting, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders after September 19, 1996, the directors chosen to succeed those in the class whose terms then expire shall be elected by the stockholders for terms expiring at the third succeeding annual meeting after their election and until their respective successors are elected and qualified. Newly created directorships or any decrease in directorships resulting from increases and decreases in the number of directors shall be so apportioned among the classes as to make all the classes as nearly equal in number as possible; provided, that when the Board increases the number of directors and fills the vacancies created thereby such director will hold office for the term expiring at the annual meeting of stockholders for the term of the class to which they have been elected expires. Any director may resign at any time upon written notice to the corporation. Except as General Corporation Law may otherwise require, in the term between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and for the filling of any vacancy in that connection, newly created directors and any vacancies in the Board of Directors, including unfilled vacancies from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director. Any person receiving a plurality of the votes cast at any election held at a meeting of stockholders shall become a director in the class for which such person is a nominee. Vacancies on the Board shall not affect the validity of any actions taken by the Board.

                                    EXHIBIT B



                            1996 STOCK INCENTIVE PLAN

                                       OF

                               TELEPAD CORPORATION

          1. PURPOSES OF THE PLAN. This stock incentive plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and directors who are not employees of TELEPAD CORPORATION, a Delaware corporation (the "Company"), or any of its Subsidiaries (as defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options which do not qualify as ISOs ("NQSOs") and stock of the Company which may be subject to restrictions (collectively, "Awards"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

          2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of Class A Common Stock, $.01 par value per share, of the Company ("Class A Common Stock") for which Awards may be granted under the Plan shall not exceed 1,200,000. Such shares of Class A Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Class A Common Stock or shares of Class A Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Class A Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable or a restricted stock Award which for any reason is forfeited, shall again become available for the granting of Awards under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Class A Common Stock as will be sufficient to satisfy the requirements of the Plan.

          3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee of the Board of Directors consisting of not less than two directors (the "Committee"). Each member of the Committee shall be (a) a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (as the same may be in effect and interpreted from time to time, "Rule 16b-3") until such time as the amendments to Rule 16b-3 adopted by the Securities Exchange Commission on May 30, 1996 in Release No. 34-37260 become effective with respect to the Plan (the "New Rule Date") and (b) from and after the New Rule Date, a "non-employee director" within the meaning of Rule 16b-3. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

          Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, with respect to Awards to key employees or consultants to determine: the key employees and consultants who shall be granted Awards; the type of Award to be granted; the times when an Award shall be granted; the number of shares of Class A Common Stock to be subject to each Award; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments and, if in installments, the number of shares of Class A Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Class A Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of a stock Award or the shares of Class A Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option or the vesting of a stock Award or the shares acquired pursuant to the exercise of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 11 hereof (the "Contract"), including without limitation, restrictions or contingencies relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 19), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or to the period of continued employment of the Award holder with the Company, any of its Subsidiaries or a Parent, and to determine whether such restrictions or contingencies have been met; whether an Award holder is Disabled (as defined in Paragraph 19); and with respect to all Awards, subject prior to the New Rule Date to the limitations with respect to formula plans under Rule 16b-3 in the case of Non-Employee Director Options (as defined in Paragraph 19): to determine the amount, if any, necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold taxes or other amounts; the fair market value of a share of Class A Common Stock; to construe the respective Contracts and the Plan; with the consent of the Award holder, to cancel or modify an Award, PROVIDED, that the modified provision is permitted to be included in an Award granted under the Plan on the date of the modification, and FURTHER, PROVIDED, that in the case of a modification (within the meaning of Section 424(h) of the
Code) of an ISO, such Award as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; from and after the New Rule Date, to approve any provision which under Rule 16b-3 requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders to be exempt (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any option hereunder.

          4. OPTION ELIGIBILITY; GRANTS. The Committee may from time to time, in its sole discretion, consistent with the purposes of the Plan, grant Employee Options to key employees (including officers and directors who are key employees) of, and Consultant Options to consultants to, the Company or any of its Subsidiaries. Such options granted shall cover such number of shares of Class A Common Stock as the Committee may determine, in its sole discretion, as set forth in the applicable Contract; PROVIDED, HOWEVER, that the maximum number of shares subject to Employee Options that may be granted to any individual during any calendar year under the Plan (the "162(m) Maximum") shall be 300,000 shares; and FURTHER, PROVIDED, that the aggregate market value (determined at the time the option is granted in accordance with Paragraph 5) of the shares of Class A Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

          Every individual who, on the date the Plan is approved by stockholders, is a Non-Employee Director (as defined in Paragraph 19) shall be granted on such date a Non-Employee Director Option to purchase 90,000 shares of Class A Common Stock. Thereafter, on the date an individual first becomes a Non-Employee Director, he shall be granted an option to purchase 90,000 shares of Class A Common Stock. In the event the remaining shares available for grant under the Plan are not sufficient to grant the Non-Employee Director Options to each such Non-Employee Director at any time, the number of shares subject to the Non-Employee Director Options to be granted at such time shall be reduced proportionately. Each Non-Employee Director Option (i) shall be immediately exercisable as to one-third of the number of shares subject thereto, (ii) shall become exercisable as to an additional one-third of the shares upon the first Annual Meeting of the Company following the completion of the year in which the grant was made, provided that the Non-Employee Director holding such Option continues as a director of the Company upon the completion of such Annual Meeting, and (iii) shall become exercisable as to an additional one-third of the shares upon the second Annual Meeting of the Company following the completion of the year in which the grant was made, provided that the Non-Employee Director holding such Option continues as a director of the Company upon the completion of such Annual Meeting. The Committee shall not have any discretion with respect to the selection of directors to receive Non-Employee Director Options or the amount, the price or the timing with respect thereto.

          5. EXERCISE PRICE. The exercise price of the shares of Class A Common Stock under each Employee Option and Consultant Option shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; PROVIDED, HOWEVER, that the exercise price of an ISO shall not be less than the fair market value of the Class A Common Stock subject to such option on the date of grant; and FURTHER, PROVIDED, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Class A Common Stock subject to such ISO on the date of grant. The exercise price of the shares of Class A Common Stock under each Non-Employee Director Option shall be equal to the fair market value of the Class A Common Stock subject to such option on the date of grant. Notwithstanding the foregoing, in no event may the exercise price of any option granted before September 29, 1997 be less than the fair market value of the underlying shares on the date of grant or $3.5088 per share, whichever is greater.

          The fair market value of a share of Class A Common Stock on any day shall be (a) if the principal market for the Class A Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Class A Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Class A Common Stock is not a national securities exchange and the Class A Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), and
(i) if actual sales price information is available with respect to the Class A Common Stock, the average of the highest and lowest sales prices per share of Class A Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and lowest asked prices per share of Class A Common Stock on such day on Nasdaq, or (c) if the principal market for the Class A Common Stock is not a national securities exchange and the Class A Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Class A Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; PROVIDED, HOWEVER, that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Class A Common Stock shall be determined by the Board of Directors y any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

          6.  TERM.  The term of each  Employee  Option  and  Consultant  Option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, as set forth in the applicable Contract; PROVIDED, HOWEVER, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof; and FURTHER, PROVIDED, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Employee Options and
Consultant  Options  shall be  subject  to earlier  termination  as  hereinafter provided. Subject to earlier termination as hereinafter provided, each Non-Employee Director Option shall be for a term of six years commencing on the date of grant.

          7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Class A Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract with respect to an Employee Option permits installment payments) (a) in cash or by certified check or (b) in the case of an Employee Option or a Consultant Option, if the applicable Contract permits, with previously acquired shares of Class A Common Stock having an aggregate fair market value on the date of exercise (determined in accordance with Paragraph 5) equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Class A Common Stock having such value. The Company shall not be required to issue any shares of Class A Common Stock pursuant to any such option until all required payments, including any required withholding, have been made.

          The Committee may, in its sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

          A person entitled to receive Class A Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Class A Common Stock until the date of issuance of a stock certificate for such shares or in the case of uncertificated shares, an entry is made on the books of the Company's transfer agent representing such shares; PROVIDED, HOWEVER, that until such stock certificate is issued or book entry is made, any optionee using previously acquired shares of Class A Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

          In no case may a fraction of a share of Class A Common Stock be purchased or issued under the Plan.

          8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any holder of an Employee Option or Consultant Option whose relationship with the Company, its Parent and Subsidiaries as an employee or a consultant has terminated for any reason (other than as a result of the death or Disability of the optionee) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; PROVIDED, HOWEVER, that if such relationship is terminated either (a) for Cause (as defined in Paragraph 19), or (b) without the consent of the Company, such option shall terminate immediately.

          For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company, any of its Subsidiaries or a Parent if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          Except as may otherwise be expressly provided in the applicable Contract, Employee Options and Consultant Options granted under the Plan shall not be affected by any change in the status of the optionee so long as the optionee continues to be an employee of, or a consultant to, the Company, or any of the Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

          The holder of a Non-Employee Director Option who ceases to be a director of the Company for any reason (other than as a result of his death or Disability) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; PROVIDED, HOWEVER, that if such relationship is terminated for Cause, such option shall terminate immediately. The Non-Employee Director Option, however, shall not be affected by the optionee becoming an employee of the Company, any of its Subsidiaries or a Parent.

          Nothing in the Plan or in any option granted under the Plan shall confer on any optionee any right to continue in the employ of, or as a consultant to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the optionee's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

          9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for Cause or without the consent of the Company) or
(c) within one year following the termination of such relationship by reason of his Disability, his Employee Option or Consultant Option may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 19) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

          Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as an employee of, or consultant to, the Company, its Parent and Subsidiaries has terminated by reason of such optionee's Disability may exercise his Employee Option or Consultant Option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

          The holder of a Non-Employee Director Option who ceases to be a director of the Company as a result of his death or Disability may exercise such option, to the extent exercisable on the date of such termination, at any time within one year after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired. In the case of the death of the optionee, the option may be exercised by his Legal Representative.

          10. STOCK AWARDS. The Committee may from time, in its sole discretion, consistent with the purposes of the Plan, grant shares of Class A Common Stock to key employees (including officers and directors who are key employees) of, or consultants to, the Company or any of its Subsidiaries, which maybe subject to such contingencies and restrictions as the Committee may determine, as set forth in the Contract. Prior to the occurrence of any specified contingency, the shares shall be considered outstanding shares owned by the Award holder, who shall, subject to the contingencies and restrictions set forth in the Award, have all rights of a stockholder of record with respect to such shares, including the right to vote and to receive distributions. Upon the occurrence of any such contingency, the Award holder may be required to forfeit all or a portion of such shares back to the Company. The shares shall vest in the Award holder when all of the restrictions and contingencies lapse. Accordingly, the Committee may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award holder, until the shares vest in the Award holder.

          11. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its sole discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Class A Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securi ties Act for the issuance of the shares of Class A Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

          The Committee may require, in its sole discretion, as a condition to the receipt of an Award or the exercise of any option that the Award holder execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including without limitation that (a) the shares of Class A Common Stock to be received under the Award or issued upon the exercise of the option are being acquired by the Award holder for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Class A Common Stock by such Award holder will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Class A Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Award holder shall prior to any offer of sale or sale of such shares of Class A Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

          In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Class A Common Stock subject to any Award or option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuing of shares of Class A Common Stock thereunder, such Award may not be granted and such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

          12. AWARD CONTRACTS. Each Award shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the Award holder, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee. The terms of each Award and Contract need not be identical.

          13. ADJUSTMENTS UPON CHANGES IN CLASS A COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Class A Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the number and kind of shares subject to future grants of Non-Employee Director Options and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares which might otherwise be subject to options without payment therefor.

          In the event of (a) the liquidation or dissolution of the Company,  or
(b) a merger in which the Company is not the surviving corporation or a consolidation, any outstanding options or unvested stock shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

          14. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on July 10, 1996. No ISO may be granted under the Plan after July 9, 2006. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3, Section 162(m) of the Code, or any change in applicable law, regulations, rulings or interpretations of administrative agencies; PROVIDED, HOWEVER, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Class A Common Stock for which Awards may be granted under the Plan or the 162(m) Maximum, (b) prior to the New Rule Date, materially increase the benefits accruing to participants under the Plan or (c) change the eligibility requirements to receive Awards hereunder. Notwithstanding the foregoing, prior to the New Rule Date, the provisions regarding the selection of directors for participation in, and the amount, the price or the timing of, Non-Employee Director Options shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing and outstanding Award affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any Awards granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

          15. NON-TRANSFERABILITY. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or his Legal Representatives. Except as may otherwise be expressly provided in the Contract, stock Awards which have not vested shall not be transferable otherwise than by will or the laws of descent and distribution. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void AB INITIO and of no force or effect.

          16. WITHHOLDING TAXES. The Company, a Subsidiary or Parent may withhold (a) cash, (b) subject to any limitations under Rule 16b-3, shares of Class A Common Stock to be issued under a stock Award or upon exercise of an option having an aggregate fair market value on the relevant date (determined in accordance with Paragraph 5), or (c) any combination thereof, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting or disposition of an Award, the exercise of an option, or the disposition of the underlying shares of Class A Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand.

          17. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Class A Common Stock issued under a stock Award or upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the Award holder with respect to such shares of Class A Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Class A Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

          The Company shall pay all issuance taxes with respect to the issuance of shares of Class A Common Stock under a stock Award or upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

          18. USE OF PROCEEDS. The cash proceeds received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

          19. SUBSTITUTIONS AND ASSUMPTIONS OF AWARDS OF CER TAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new Awards for prior options or restricted stock of a Constituent Corporation (as defined in Paragraph 19) or assume the prior options or restricted stock of such Constituent Corporation.

          20. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

               (a) Cause. The term "Cause" shall mean (i) in the case of an employee or consultant, if there is a written employment or consulting agreement between the Award holder and the Company, any of its Subsidiaries or a Parent which defines termination of such relationship for cause, cause as defined in such agreement, and (ii) in all other cases, cause as defined by applicable state law.

               (b) Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

               (c) Consultant Option. The term "Consultant Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of grant, is a consultant to the Company or a Subsidiary of the Company, and at such time is not an employee of the Company or any of its Subsidiaries.

               (d) Disability. The term "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

               (e) Employee Option. The term "Employee Option" shall mean an option granted pursuant to the Plan to an individual who, at the time of grant, is a key employee of the Company or any of its Subsidiaries.

               (f) Legal Representative. The term "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

               (g) Non-Employee Director. The term "Non-Employee Director" shall mean a person who is a director of the Company, but is not an employee of the Company, any of its Subsidiaries or a Parent.

               (h) Non-Employee Director Option. The term "Non-Employee Director Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of the grant, is a Non-Employee Director.

               (i) Parent. The term "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

               (j) Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

          21. GOVERNING LAW; CONSTRUCTION. The Plan, the Awards and Contracts hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions.

          Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the
Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

          22. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any Award or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

          23. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person or by proxy at the next duly held meeting of the Company's stockholders at which a quorum is present. No options granted hereunder may be exercised and no stock Award granted hereunder may vest prior to such approval; PROVIDED, HOWEVER, that the date of grant of any Award shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before July 9, 1997, the Plan and any Awards granted hereunder shall terminate.